COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Future minimum lease payments under scheduled operating leases that have initial or remaining noncancelable terms in excess of one year are as follows:

Year ending December 31,
2013	$2,369,000
2014	2,231,000
2015	2,041,000
2016	1,893,000
2017	85,000
Thereafter	—
Total minimum payments	$8,619,000

Rental expense was $3.0 million, $2.3 million, and $2.2 million for the years ended December 31, 2012, 2011, and 2010, respectively, and is included in general and administrative expense in the accompanying consolidated statements of operations.
GUARANTEES—Kennedy-Wilson has provided guarantees associated with loans secured by assets held in various joint venture partnerships. The maximum potential amount of future payments (undiscounted) Kennedy-Wilson could be required to make under the guarantees were approximately $55.5 million at December 31, 2012. The guarantees expire by the year end of 2017 and Kennedy-Wison's performance under the guarantees would be required to the extent there is a shortfall in liquidation between the principal amount of the loan and the net sales proceeds of the property.
CAPITAL COMMITMENTS—As of December 31, 2012 and 2011, Kennedy-Wilson has unfunded capital commitments to its joint ventures in the amounts of $8.3 million and $9.1 million.
EMPLOYMENT AGREEMENTS—Kennedy-Wilson has entered into employment agreements with its Chief Executive Officer and its President and Chief Executive Officer of its European operations, which provide for annual base compensation in the aggregate amounts of $1.0 million and $0.75 million, respectively, and expire in December 2019 and January 2014, respectively. The employment agreements also provide for the issuance of 556,875 shares of restricted stock to each officer that vest in equal amounts over five years provided certain performance targets are achieved (see Note 18). Additionally, the employment agreements provide for the payment of an annual discretionary bonus in an amount determined in the sole and absolute discretion of the Compensation Committee of the board of directors.
Kennedy-Wilson also has an employment agreements with one other non-officer employee which provides for aggregate minimum annual compensation of $0.6 million and will expire in 2014.
LITIGATION—Kennedy-Wilson is currently a defendant in certain routine litigation arising in the ordinary course of business. It is the opinion of management and legal counsel that the outcome of these actions will not have a material effect on the financial statements taken as a whole.